UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2024

Investcorp AI Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KYI-1102
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-7210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure

On October 21, 2024, Investcorp AI Acquisition Corp. (the “SPAC”) issued a press release (the “Press Release”) announcing the execution of a Business Combination Agreement (the “Business Combination Agreement”) and a Scheme Implementation Deed (the “Scheme Implementation Deed”) each dated October 20, 2024 and each by and among the SPAC, Bigtincan Holdings Limited, an Australian public company listed on the Australian Securities Exchange (the “ASX”) with Australian Company Number (ACN) 154 944 797 (the “Company”), Bigtincan Limited, a Cayman Islands exempted company (“Pubco”), and BTH Merger Sub Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of Pubco (“Merger Sub” and together with the SPAC, the Company, and Pubco, collectively, the “Parties” and each, a “Party”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of the Company or the SPAC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company or the SPAC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the transactions contemplated by the Business Combination Agreement and Scheme Implementation Deed (the “Transactions”), delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transactions, the risk that the Transactions disrupts current plans and operations, the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transactions, the risk that the Transactions does not close in the first quarter of 2025 or at all, changes in applicable laws or regulations, the possibility that the Company or the SPAC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of the Company shareholders of the Transactions is not obtained, the risk that the approval of the shareholders of SPAC for the Transactions is not obtained, the risk that the proposed PIPE investment in connection with the Transactions (the “PIPE Investment”) is not completed prior to the closing of the Transactions or at all, the risk that even if the PIPE Investment is completed, it will not be sufficient to fund the execution of the Company’s business plan, the amount of redemption requests made by the SPAC’s shareholders and the amount of funds remaining in the SPAC’s trust account after the satisfaction of such requests, the Company’s and the SPAC’s ability to satisfy the conditions to closing of the Transactions, the risks discussed in the Company’s public reports filed with the ASX, and the risks discussed in the SPAC’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that Pubco, SPAC and/or the Company intend to file with the SEC in connection with the Transactions. If any of these risks materialize or the Company’s or the SPAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company or the SPAC presently know or that the Company or the SPAC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the SPAC’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The SPAC anticipates that subsequent events and developments may cause its assessments to change. The SPAC specifically disclaims any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the SPAC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving Pubco, the SPAC and the Company. In connection with the transaction, Pubco, SPAC and the Company intend to file the relevant materials with the SEC, including a proxy statement/prospectus that will form a part of the Registration Statement on Form F-4 (the “Form F-4”) to be filed by Pubco with the SEC. Promptly after Pubco’s filing of the definitive proxy statement/prospectus with the SEC, SPAC will mail the definitive proxy statement/prospectus and a proxy card to each SPAC shareholder entitled to vote at the special shareholder meeting to be called by SPAC relating to the proposed transaction. This communication is not a substitute for the Form F-4, the proxy statement/prospectus, or any other document that SPAC, the Company or Pubco may file with the SEC or ASX or send to their respective shareholders in connection with the proposed transaction. The materials to be filed by SPAC will be made available to the SPAC’s investors and stockholders at no expense to them and copies may be obtained free of charge on the SPAC’s website at www.investcorpspac.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and shareholders of the SPAC are urged to read the Form F-4, the proxy statement/prospectus, and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction, because they contain important information about the Company, the SPAC and the proposed transaction.

No Offer or Solicitation

The SPAC and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of the proxies of the SPAC’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of the SPAC’s executive officers and directors in the solicitation by reading the SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent filings under the Exchange Act, the joint proxy statement/prospectus, and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the SPAC’s participants in the solicitation, which may, in some cases, be different than those of the SPAC’s shareholders generally, will be set forth in the joint proxy statement/prospectus relating to the proposed transaction when it becomes available.

This Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, SPAC, or Pubco, nor shall there ben any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or exemptions therefrom.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 21, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp AI Acquisition Corp.

Date: October 21, 2024	By:	/s/ Nikhil Kalghatgi
	Name:	Nikhil Kalghatgi
	Title:	Principal Executive Officer and Director